OPPENHEIMER REVENUE WEIGHTED ETF TRUST

OPPENHEIMER LARGE CAP REVENUE ETF

OPPENHEIMER MID CAP REVENUE ETF

OPPENHEIMER SMALL Cap REVENUE ETF

OPPENHEIMER FINANCIALS SECTOR REVENUE ETF

OPPENHEIMER ULTRA DIVIDEND REVENUE etf

oppenheimer international revenue etf

oppenheimer emerging markets revenue etf

oppenheimer global revenue etf

oppenheimer esg revenue etf

oppenheimer global esg revenue etf

Supplement dated August 16, 2017 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of each of the above referenced funds (the “Funds”), each a series of Oppenheimer Revenue Weighted ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus and/or SAI.

Prospectus

1.	Each section titled "Fund Summaries" "Portfolio Managers" is deleted in its entirety and replaced with the following:

Frank Vallario has been portfolio manager of the Fund since August 2017. Sean P. Reichert has been portfolio manager of the Fund since its inception.

2.	The section titled "Management of the Funds" "The Portfolio Managers" is deleted in its entirety and replaced with the following:

Each of the Funds' portfolios is managed by Frank Vallario and Sean Reichert who are primarily responsible for the day-to-day management of each Fund’s investments. Mr. Vallario has been a portfolio manager of each Fund since August 2017 and Mr. Reichert has been a portfolio manager of each Fund since its respective inception.

Mr. Vallario has been a Vice President of VTL since August 2017. Prior to joining VTL, Mr. Vallario was a portfolio manager at ColumbiaThreadneedle from September 2015 to June 2017. Mr. Vallario was an Executive Director, Quantitative Client Consultant, for Northeast Hedge Funds at MSCI, Inc. from April 2010 to September 2015. Mr. Vallario holds an M.B.A from Rutgers University and a B.S. from Lehigh University. Mr. Vallario is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Reichert has been a Vice President of VTL since December 2015. He was a portfolio manager of IMS from 2009 to 2015. Prior to joining IMS, Mr. Reichert worked in the Public Finance department at Janney Montgomery Scott, a mid-sized regional investment bank. Mr. Reichert graduated with a B.S. in Economics with a concentration in Finance from The Wharton School of The University of Pennsylvania. He is currently a Chartered Financial Analyst (“CFA”) candidate. Mr. Reichert is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed, and ownership of Shares in the Funds.

SAI

1.	All references to Vincent T. Lowry and Justin V. Lowry are removed.
2.	The section titled “Portfolio Managers” is deleted in its entirety and replaced by the following:

Portfolio Managers. The Funds are managed by a team of investment professionals including Frank Vallario and Sean P. Reichert (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds’ investments.

3.	The following information is added to the section titled "Other Accounts Managed":

The following table provides information regarding those other portfolios and accounts managed by Frank Vallario as of July 31, 2017. No portfolio or account as an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles	Total Assets in Other Pooled Investment Vehicles	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Frank Vallario	10	$2.24	0	0	3	$713.92
1.	In Billions
2.	In Millions
3.	Does not include personal accounts of the portfolio manager and his or her family, which are subject to the Code of Ethics.

4.	The following information, as of July 31, 2017, is added to the "Ownership of Fund Shares" table:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Frank Vallario	None

August 16, 2017	PS0000.174